                      SIXTH AMENDMENT TO CREDIT AGREEMENT

     This Sixth Amendment to Credit Agreement ("Amendment") is executed and entered into by and among CRESCENT JEWELERS, a California corporation (the "Borrower"), Bank of America, N.A., in its capacity as administrative agent (the "Administrative Agent"), the Lenders (as defined by the Credit Agreement, defined below) party hereto (the "Lenders") and the Guarantors (as defined by the Credit Agreement, defined below)(the "Guarantors"), effective as of July 11, 2002 (the "Amendment Effective Date"), as follows:

                                    Recitals

     a. The Borrower, the Administrative Agent, the Lenders and the Guarantors are party to the certain Credit Agreement dated as of September 15, 1999, as amended by Amendment No. 1 dated March 7, 2001, the Second Amendment to Credit Agreement dated December 21, 2001, the Third Amendment to Credit Agreement dated as of March 31, 2002, the Fourth Amendment to Credit Agreement dated as of April 5, 2002, and the Fifth Amendment to Credit Agreement dated as of April 12, 2002 (the "Credit Agreement"). Terms defined by the Credit Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Credit Agreement.

     b. The Borrower, the Administrative Agent, the Lenders and the Guarantors have agreed to enter into this agreement on the terms specified hereinbelow.

     NOW THEREFORE, FOR VALUE RECEIVED, the Borrower, the Administrative Agent, the Lenders and the Guarantors each hereby agrees as follows:

                                   ARTICLE 1
                                   Amendments

     Section 1.1 Amendment to Certain Definitions. Effective as of the Amendment Effective Date, the definition of "Termination Date" in Section 1.1 of the Credit Agreement hereby is amended and restated to read as follows:

          "Termination Date" means August 28, 2002 or such later date as to which the Administrative Agent and all of the Lenders may in their sole discretion by written consent agree.

     Section 1.2 Amendment to Section 7.11. Effective as of the Amendment Effective Date, Section 7.11 hereby is amended and restated to read in its entirety as follows:

          7.11 Financial Covenants.

               (a) Minimum Consolidated EBITDA. As of the end of each fiscal month specified below for the Crescent Consolidated Group, Consolidated EBITDA shall not be less than:



Sixth Amendment to Credit Agreement, Page 1

Fiscal Month                        Consolidated EBITDA
------------                        -------------------
March 2002                          $2,400,000
April 2002                          $2,575,000
May 2002                            $1,950,000
June 2002                           $1,775,000
July 2002                           $1,975,000

          (b) Capital Expenditures. Consolidated Capital Expenditures for the period beginning (a) November 1, 2001 through March 31, 2002 shall not exceed $1,000,000 and (b) April 1, 2002 through the last day of the fiscal month July 2002 shall not exceed $1,175,000.

                                   ARTICLE II
                                 Miscellaneous

      Section 2.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

      (a) The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders;

      (b) Payment to the Administrative Agent of all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel;

      (c) After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement and in all other Credit Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date);

      (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent; and

      (e)   No Default or Event of Default shall be in existence.

      Section 2.2 Representations and Warranties. The Borrower and the Guarantors each hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date (a) the execution, delivery and performance of this Amendment and any

Sixth Amendment to Credit Agreement, Page 2 and all agreements or documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors and will not violate the Borrower's or any such Guarantor's certificate of incorporation or bylaws, (b) after giving effect to this Amendment, all representations and warranties set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing and (d) the Credit Agreement (as amended by this Amendment), and all other Credit Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).

     Section 2.3 No Claims or Offsets; Release. Neither the Borrower nor any of the Guarantors has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if such Person has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of this Amendment. In consideration of the agreements of the Administrative Agent and the Lenders under this Amendment, the Borrower and the Guarantors each hereby releases and discharges the Administrative Agent and the Lenders from any and all claims or causes of action, if any, known or unknown, based upon any facts or circumstances in connection with the Credit Agreement may have occurred at any time on or prior to the Amendment Effective Date.

     Section 2.4 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by the Administrative Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

     Section 2.5 Reference to Agreement. Each of the Credit Documents is hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended by this Amendment.

     Section 2.6 Crescent Jewelers, Inc. Crescent Jewelers, Inc. joins in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming its guaranty obligations under the Credit Agreement, as amended and modified hereby.

     Section 2.7 Friedman's Guarantors. The Friedman's Guarantors join in the execution of this Amendment for the purpose of acknowledging and consenting to the terms of this Amendment and reaffirming their guaranty obligations under the Friedman's Guaranty Agreement.

     Section 2.8 Reservation of Rights. Nothing in this Amendment shall constitute a waiver of any Default or Event of Default under the Credit Agreement.


Sixth Amendment to Credit Agreement, Page 3

     Section 2.9 General. Except as expressly provided by this Amendment, all Of the terms and provisions of the Credit Agreement and the other Credit Documents remain in full force and effect. This Amendment, when signed by the Borrower, each Guarantor and all of the Lenders as provided required by Section
11.6 of the Credit Agreement (i) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (ii) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement, and (iii) shall constitute a Credit Document. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.


     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


Sixth Amendment to Credit Agreement, Page 4

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts effective as of the Amendment Effective Date specified in the preamble hereof.

                                       BORROWER:

                                       CRESCENT JEWELERS,
                                       a California corporation

                                       By: /s/ Victor M. Suglia
                                          -------------------------------------
                                          Victor M. Suglia
                                          Senior Vice President, Chief Financial
                                            Officer


                                       GUARANTORS:

                                       CRESCENT JEWELERS, INC.,
                                       a Delaware corporation

                                       By: /s/ Victor M. Suglia
                                          -------------------------------------
                                          Victor M. Suglia
                                          Senior Vice President, Chief Financial
                                            Officer

                                       FRIEDMAN'S INC.,
                                       a Delaware corporation

                                       By: /s/ Victor M. Suglia
                                          -------------------------------------
                                          Victor M. Suglia
                                          Senior Vice President, Chief Financial
                                            Officer

                                       FRIEDMAN'S MANAGEMENT CORP.,
                                       a Delaware corporation

                                       By: /s/ Victor M. Suglia
                                          -------------------------------------
                                          Victor M. Suglia
                                          President


                                       FRIEDMAN'S HOLDING CORP.,
                                       a Delaware corporation

                                       By: /s/ Victor M. Suglia
                                          -------------------------------------
                                          Victor M. Suglia
                                          Vice President



Sixth Amendment to Credit Agreement, Page 5

                                  FI STORES LIMITED PARTNERSHIP,
                                  a Georgia limited partnership
                                  By:  Friedman's Inc., its sole general partner

                                       By: /s/  Victor M. Suglia
                                          ---------------------------------
                                                Victor M. Suglia
                                            Senior Vice President, Chief
                                                Financial Officer

                                  FRIEDMAN'S FLORIDA PARTNERSHIP,
                                  a Florida general partnership
                                  By: Friedman's Management Corp., its managing partner

                                       By: /s/  Victor M. Suglia
                                          ---------------------------------
                                            Victor M. Suglia
                                            President

                                  FCJV HOLDING CORP.
                                  a Delaware corporation

                                  By:  /s/ Victor M. Suglia
                                      ---------------------------------
                                       Victor M. Suglia
                                       President

                                  FCJV, L.P., a Delaware limited partnership
                                  By:  FCJV Holding Corp., its general partner

                                       By: /s/ Victor M. Suglia
                                          ---------------------------------
                                            Victor M. Suglia
                                            President



Sixth Amendment to Credit Agreement, Page 6

ADMINISTRATIVE
AGENT:                          BANK OF AMERICA, N.A.,
                                in its capacity as Administrative Agent

                                By:      /s/ David T. Knoblauch
                                   ---------------------------------
                                         David T. Knoblauch
                                         Senior Vice President

LENDERS:                        BANK OF AMERICA, N.A.,
                                individually in its capacity as a Lender

                                By:      /s/ David T. Knoblauch
                                   ---------------------------------
                                         David T. Knoblauch
                                         Senior Vice President

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                individually in its capacity as a Lender and in its capacity as Documentation Agent


                                By:    /s/ Mark Smith
                                   ---------------------------------
                                Name:  Mark Smith
                                     -------------------------------
                                Title: Duly Authorized Secretary
                                      ------------------------------

                                FLEET RETAIL FINANCE INC.

                                By:    /s/ Christine M. Scott
                                   ---------------------------------
                                Name:  Christine M. Scott
                                     -------------------------------
                                Title: Vice President
                                      ------------------------------

                                FLEET CAPITAL CORPORATION

                                By:    /s/ Rooney G. McSwain
                                   ---------------------------------
                                Name:  Rooney G. McSwain
                                     -------------------------------
                                Title: Sr. Vice President
                                      ------------------------------

                                SUNROCK CAPITAL CORP.

                                By:    /s/ Thomas M. Romanaski
                                   ---------------------------------
                                Name:  Thomas M. Romanaski
                                     -------------------------------
                                Title: Sr. V.P.
                                      ------------------------------





Sixth Amendment to Credit Agreement, Page 7

                                LASALLE BANK, N.A.

                                By: /s/   Douglas C. Polletti
                                   ---------------------------------
                                Name:     Douglas C. Polletti
                                     -------------------------------
                                Title:       First VP
                                      ------------------------------

                                THE PROVIDENT BANK

                                By: /s/ Gary M. Sierzputowski
                                   ---------------------------------
                                Name:  Gary M. Sierzputowski
                                     -------------------------------
                                Title:  Vice President
                                      ------------------------------

                                CONGRESS FINANCIAL CORPORATION

                                By: /s/ David Stein
                                   ---------------------------------
                                Name:  David Stein
                                     -------------------------------
                                Title:  First Vice President
                                      ------------------------------





Sixth Amendment to Credit Agreement, Page 8